UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, DC 20549

                                      FORM 8-K
                                   CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) August 6, 2003

                                 3Si Holdings, Inc.
          (Exact name of registrant as specified in its chapter)

                                      Wyoming
              (State or other jurisdiction of incorporation)

                                    000-09358
                           (Commission File Number)

                                    83-0245581
                     (IRS Employer Identification No.)

                   6886 S. Yosemite Street, Centennial, CO
                  (Address of principal executive offices)

                                  80112
                               (Zip Code)

      Registrant's telephone number, including area code (720) 493-1660

                                   N/A
     (Former name or former address, if changed since last report)

Item 4. Changes in Registrant's Certifying Accountant.

On July 31, 2003, the Registrant engaged Gordon, Hughes & Banks,
LLP as the principal accountant to audit the Registrant's financial statements.

The Registrant, during its two most recent fiscal years, did not consult the newly engaged accountant with regard to the application of accounting principles, either completed or proposed, the type of audit opinion that might be rendered on the Registrant's financial statements, or any matter that was either the subject of a disagreement or a reportable event (as both are defined in the regulations).

                                     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       3Si Holdings, Inc.
Date       August 6, 2003              /s/ Frank W. Backes/
                                       Frank W. Backes, Chief Financial
                                       Officer